                                                                    Exhibit 10.5

                             EMPLOYMENT AGREEMENT
                             --------------------

          THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of the 1st day of November, 1999, by and between Muoi Van Tran ("Employee") and Optical Communication Products, Inc., a California corporation ("Company").

                                   RECITALS:

          1. The Company has been formed for the purpose of developing, manufacturing and selling optical communication interface components and subsystems for use in optical fiber interface components and subsystems for use in optical fiber communications systems.

          2. Employee has previous experience in the businesses conducted and to be conducted by the Company and is a stockholder of the Company.

                                  COVENANTS:

          In consideration of the recitals and mutual covenants contained herein, the parties agree that:

          1. The Company will employ Employee to serve as Chief Executive Officer and President in connection with the Company's operations and Employee does hereby accept such employment, all subject to the terms and provisions of this Agreement. Employee represents that he is legally free to enter into this agreement and that it does not conflict with any of his duties or obligations to any other person and that he is not in any way restricted by any duties or obligations to any other person from contributing his full knowledge and talents to the Company in performing his duties hereunder.

          2. This Agreement shall have an initial one-year term, which shall be automatically renewed each year unless the Company, upon thirty (30) days prior written notice, notifies Employee of its intent not to renew the Agreement, with the consequences hereinafter set forth. Notwithstanding the foregoing, the Company or the Employee may at any time terminate this Agreement and the employment relationship on thirty (30) days' prior written notice to the other, with the consequences hereinafter set forth.

          3. During the year ending 2000, the Company agrees to compensate Employee (from the commencement of this Agreement) at the rate of not less than $199,281 per year from which the Company shall withhold and deduct all applicable federal and state income, social security and disability taxes as required by applicable laws. Thereafter, Employee's annual compensation shall be subject to annual review and shall be established by the Board of Directors of the Company, but in no event shall Employee's minimum compensation be reduced below $199,281 per year. Such compensation shall be payable every two weeks or on such other basis as the Company may establish.

          4. Annual bonuses may be paid to Employee in the discretion of the Company's Board of Directors, but this paragraph should not be construed as creating any duty on the part of the Company to declare or pay any bonuses to Employee.

          5. Employee agrees to devote his entire working time, attention and energies to the business of the Company and agrees to perform such reasonable responsibilities and duties as may be assigned to him from time to time by the Company's Board of Directors, which shall be consistent with his position as Chief Executive Officer and President. In no event shall the Employee be precluded from activities in professional societies, or from lecturing or writing in areas of his professional expertise, for reasonable periods and Employee shall be entitled to retain honoraria, publication royalties and similar compensation paid as a result of such activities.

          6. Employee shall be entitled to reimbursement by the Company for such customary, ordinary and necessary business expenses as are incurred by him in the performance of his duties and activities associated with promoting or maintaining the business of the Company. All expenses as described in this paragraph will be reimbursed only upon presentation by Employee of such documentation as may be reasonably necessary to substantiate that all such expenses were incurred in the performance of his duties.

          7. Upon the termination of Employee's employment with the Company and the concurrent or subsequent sale or other disposition by the Employee of all of Employee's shares of stock in the Company, Employee agrees to refrain from carrying on a business similar to Company's business within any county or counties in which Company has done and continues to do business, for a period of six months or, if Employee's employment is terminated pursuant to Paragraph 12
(e) or 12 (f), then for as long as the Employee receives salary payments from the Company.

          8. As a condition of employment under this Agreement, Employee shall execute the "Proprietary Rights and Confidentiality Agreement" attached hereto as Exhibit A and made a part hereof by this reference.

          9. During the term of this Agreement, Employee will undertake no planning for or organization of any business activity competitive with the work he performs as an employee of the Company, and Employee will not combine or conspire with other employees of the Company for the purpose of organization of any such competitive business activity. Employee acknowledges that he has no confidentiality obligations whatsoever continuing to any previous employer and relating to the business or proposed business of the Company.

          10. Employee agrees to execute any and all documents and take any and all other actions necessary or desirable for the assignment to the Company of all of his interests in any patents or patentable ideas developed by him, alone or in conjunction with others, in the course of his employment by the Company.

          11. The parties hereto agree and acknowledge that many of the rights conveyed by this Agreement are of a unique and special nature and that the Company will not have an adequate remedy at law in the event of failure of Employee to abide by its terms and conditions, nor will money damages adequately compensate for such injury. It is, therefore, agreed between the parties that in the event of breach by Employee of Employee's agreement contained in paragraphs 7, 8, or 9 of this Agreement, the Company shall have the rights, among other rights, to damages sustained thereby and to a preliminary or permanent injunction to restrain Employee from the prohibited acts. Employee agrees that this Paragraph (and Paragraphs 7, 8 and 9 as and to the extent referred to in this paragraph) shall survive the termination of his employment for a period of six months or, if Employee's employment is terminated pursuant to Paragraph 12(e) or 12(f), then for as long as the Employee receives salary payments from the Company. Nothing herein contained shall in any way limit or exclude any and all other rights granted by law or equity to the Company.

          12. a. If the Company provides notice to Employee of its intent not to renew the Agreement, as provided in Paragraph 2 of the Covenants to this Agreement, Employee shall be entitled to payment of an amount equal to Employee's salary and benefits at the time of termination for a period of one year from the date of termination. Other than payment of this amount, the Company shall have no further obligation to pay Employee any compensation or benefits whatsoever.

              b. This Agreement shall be terminated upon the death of Employee. In such event, Employee shall be entitled to payment of Employee's salary and benefits through one month after the date of Employee's death. Other than payment of this amount, the Company shall have no further obligation to pay Employee any compensation or benefits whatsoever.

              c. If, in the sole opinion of the Company's Board of Directors, Employee shall be prevented from properly performing his duties hereunder by reason of any physical or mental incapacity or disability, for a period of more than one hundred and twenty (120) days in the aggregate in any twelve-month period, then, to the extent permitted by law, his employment with the Company shall terminate. Employee shall be entitled in such event to payment of Employee's salary and benefits through one month after the effective date of termination upon disability. Other than payment of this amount, the Company shall have no further obligation to pay Employee any compensation or benefits whatsoever.

              d. The Company reserves the right to terminate this agreement immediately, at any time, if, in the reasonable opinion of the Company's Board of Directors: Employee breaches or neglects the duties which he is required to perform under the terms of this Agreement; commits any material act of dishonesty, fraud, misrepresentation or other act of moral turpitude; is guilty of gross carelessness or misconduct; fails to obey the lawful direction of the Company's Board of Directors; or acts in any way that has a direct, substantial and adverse effect on the Company's reputation. The Company's total liability to Employee in the event of termination of Employee's employment under this section shall be limited to the payment of Employee's salary and benefits through the effective date of termination.

              e. The Company reserves the right to terminate this Agreement without cause, and for any reason whatsoever, upon 30 days' notice to Employee. Upon termination under this subsection, Employee shall receive payment of an amount equal to Employee's salary and benefits at the time of termination for a period of one year from the date of termination. Other than payment of this amount, the Company shall have no further obligation to pay Employee any compensation or benefits whatsoever.

              f. This Agreement may be terminated upon mutual written consent of the Company and Employee. Upon termination under this subsection, Employee shall receive payment of an amount equal to Employee's salary and benefits at the time of termination for a period of six months from the date of termination. Other than payment of this amount, the company shall have no further obligation to pay Employee any compensation or benefits whatsoever.

              g. Upon termination of employment for any reason whatsoever, Employee shall be deemed to have resigned from all offices then held with the Company.

          13. This Agreement and the documents referred to herein contain the entire agreement of the parties relevant to the subject matter hereof, and it may be amended only by a written document signed by all parties to this agreement who are affected by the amendment.

          14. This Agreement shall be governed by the laws of the State of California, the principal place of business of the company.

          15. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall, nevertheless, continue in full force and effect without being impaired or invalidated in any way.

          16. The parties hereto shall not be deemed to have waived any of their respective rights under this Agreement unless the waiver is in writing and signed by such waiving party. No delay in exercising any right shall be a waiver nor shall a waiver on one occasion operate as a waiver of such right on a future occasion.

          17. All notices provided for herein shall be in writing and shall be deemed to have been given when delivered personally, when deposited in the United States mail, registered or certified, postage prepaid, or when delivered to an overnight courier guaranteeing next-day delivery, addressed as follows:

          To:  Optical Communications Products, Inc.
               20961 Knapp Street
               Chatsworth, California  91311

          To:  Muoi Van Tran
               3661 Adamsville Avenue
               Woodland Hills, CA 91364

or at such other addresses as either of said parties may from time to time in writing appoint.

          18. This agreement is personal to employee and he may not assign or delegate any of his rights or obligations hereunder without first obtaining the written consent of the Company.

          19. With the exception of matters arising under Section 7 of this Agreement, any controversy between the Company and Employee or between any employee of the Company and Employee, including, but not limited to, those involving the construction or application of any of the terms, provisions or conditions of this agreement or otherwise arising out of or relating to this Agreement, shall be settled by arbitration in accordance with the then current commercial arbitration rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) may be rendered by any court having jurisdiction thereof. The Company and Employee shall share the cost of the arbitrator equally but shall each bear their own costs and legal fees associated with the arbitration. The location of the arbitration shall be in Los Angeles, California.

          20. This Agreement shall inure to the benefits of and be binding upon the heirs, successors and assigns of the parties hereto.

          IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers or agents.

                                EMPLOYEE:


                                /s/  Muoi Van Tran
                                ---------------------------------------
                                Muoi Van Tran



                                OPTICAL COMMUNICATION PRODUCTS, INC.



                                By: /s/ Susie L. Nemeti
                                   ------------------------------------
                                   Chief Financial Officer and Secretary

                                   EXHIBIT A
                                   ---------

               PROPRIETARY RIGHTS AND CONFIDENTIALITY AGREEMENT
               ------------------------------------------------

          In return for new or continued employment by Optical Communication Products, Inc. (hereinafter, the "Company'), Employee acknowledges and agrees as follows:

          1.  For the purposes of this Agreement:

              a. "Information" shall mean any and all discoveries, ideas, facts, or any other information relating to the operation of the Company's business, of whatever type and in whatever form, which is disclosed or otherwise made available to Employee by the Company in confidence, including, but not limited to, all information relating to financial, personnel, sales, customers and scientific matters of the Company, and any other discoveries, ideas, business plans, or facts relating to any of the foregoing, whether developed by Employee or by others;

              b. "Trade Secret" shall mean any and all Information that derives independent economic value, actual or potential, from not being generally known to persons who can obtain economic value from its disclosure or use, and that is the subject of reasonable efforts by the Company to maintain its secrecy.

              c. "Inventions" shall mean designs, trademarks, discoveries, formulae, processes, manufacturing techniques, Trade Secrets, Information, improvements, ideas or copyrightable works.

          2. Employee understands that any and all Information and Trade Secrets are received or developed by him and are disclosed to him in confidence, and are to be used only for the purpose for which they are provided. During the term of this employment with the Company or thereafter, Employee shall not, directly or indirectly, except as required by the normal business of the Company or expressly consented to in writing by the Board of Directors of the Company:

              a. disclose, publish or make available any Information or Trade Secrets, other than to an employee, officer or director of the Company who, in the reasonable exercise of Employee's judgment, needs to know such Information or Trade Secrets in order to perform his duties to the Company;

              b. sell, transfer or otherwise use or exploit or permit the sale, transfer, use or exploitation of the Information or Trade Secrets for any purpose other than those for which they were provided; or

              c. remove from the Company's premises or retain upon termination any Information or Trade Secrets, any copies thereof or any tangible or retrievable materials containing or constituting Information or Trade Secrets.

          3. Upon termination of Employee's employment or upon request by the Company, Employee shall return to the Company all tangible forms of Information and Trade Secrets.

          4. Employee understands that the Company is the sole owner of any and all property rights in Inventions, including, but not limited to, the right to use, sell, license or otherwise transfer or exploit the Inventions, and the right to make such changes in them and the uses thereof as the Company may from time to time determine. Employee agrees to disclose and assign to the Company, without further consideration, his entire right, title, and interest (throughout the United States and in all foreign countries) free and clear of all liens and encumbrances, in and to all Inventions, which shall be the sole property of the Company, whether or not patentable. Employee also agrees to cooperate with the Company both during and after employment in obtaining and enforcing patents, copyrights, and other protection of the Company's rights in Inventions. As provided in Section 2870 of the California Labor Code, this section 4 does not apply to any inventions:

              a. for which no equipment, supplies, facility, or Trade Secrets of the Company were used;

              b.  which was developed entirely on Employee's own time; and

              c. which does not relate at the time of conception or reduction to practice to the Company's current business or its actual or demonstrably anticipated research or development, or which does not result from any work performed by Employee for the Company.

          5. Employee certifies that he has no continuing obligations with respect to the assignment of Inventions or the worldwide copyrights to Inventions, nor does Employee claim any previous uncopyrighted Inventions within the scope of this Agreement as Employee's own, except for the Inventions, if any, which Employee has listed in Appendix A to this Agreement.

          6. Employee certifies that there is no other contract or duty on Employee's part now in existence to assign Inventions. Employee will not disclose or induce the Company to use any confidential information or material that Employee is now or shall become aware of which belongs to anyone other than the Company.

          7. This Agreement does not constitute a contract of employment and does not in any way restrict Employee's right or the right of the Company to terminate Employee's employment.


Dated:                                   /s/ Moui Van Tran
      _________________________          ______________________________________
                                         Employee

                                  APPENDIX A
                                  ----------

          I have made or improved the following Inventions and claim sole right to them. I include below the names of co-inventors or employers to whom I owe a continuing obligation with respect to these Inventions.



Dated:_________________________           ______________________________________
                                          Employee